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                                                                   EXHIBIT 10.19

                                PROMISSORY NOTE
                           SECURED BY DEED OF TRUST



$2,500,000
                                                                    June 1, 2001
                                                           Palo Alto, California

     FOR VALUE RECEIVED, the undersigned, DAVID H. BERNSTEIN (referred to herein as "Employee" or "Borrower"), promises to pay to the order of RATIONAL SOFTWARE CORPORATION, a Delaware corporation ("Lender" or the "Company"), at 18880 Homestead Road, Cupertino, CA 95014 (or at such other place as Lender may from time to time designate by written notice to Borrower), or order, in lawful money of the United States, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), together with interest thereon at the rate of zero percent (0%) per annum.

                                   RECITALS
                                   --------

     A. Employee is employed by the Company as its Senior Vice President, Products.

     B. Employee is in the process of relocating his residence in order for employee to perform his duties as an employee of the company.

     C. Borrower desires that the Company lend to Borrower the sum of Two Million Five Hundred Thousand Dollars ($2,500,000) to assist Borrower in purchasing a new principal residence.

     1.   Payment: The principal and interest due pursuant to this Note shall be
          -------
paid as follows:

               (a) Upon the occurrence of a Maturity Event (as defined herein), Borrower shall pay to Lender all amounts due under this Note, including all unpaid principal.

               (b) Subject to Section 3 below, the entire outstanding principal balance of this Note, plus any accrued, but unpaid interest thereon, and any other sum due hereunder shall be due and payable in full on or before the third
(3rd) anniversary date of this Note.

               (c) Principal shall be payable in lawful money of the United States. Each payment shall be applied to reduce principal.

               (d) All payments made hereunder shall be made by Borrower free and clear of, and without deduction for, any and all present and future taxes, levies, charges, deductions and withholdings. Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, performance and enforcement of this Note.
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     2.   Security: This Note is secured by that certain Deed of Trust (the
          --------
"Deed of Trust") of even date herewith made by Borrower, as trustor, to First American Title Insurance Company, as trustee, for the benefit of Lender, as beneficiary, which shall be recorded in the Official Records of the County of Santa Clara, State of California, encumbering certain real property commonly known as 27240 Natoma Road, in the City of Los Altos Hills and County of Santa Clara,State of California (the "Property"), described with particularity in the Deed of Trust, which Borrower intends to occupy as his principal place of residence. The Deed of Trust provides, among other things, as follows:

               "If the Trustor (herein the Borrower) shall sell, convey, encumber, grant any lien upon, or otherwise alienate the Property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Beneficiary being first had and obtained, Beneficiary (herein the Lender) shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby (including, without limitation, the Note), irrespective of the maturity date specified therein, immediately due and payable."

     3.   Maturity Event: Upon the occurrence of a Maturity Event (as
          --------------
hereinafter defined), the entire unpaid principal balance, and all other sums due hereunder, shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

               (a) Borrower shall fail to pay any amount of the principal on this Note when due and shall fail to cure such non-payment within ten (10) days following written notice of such delinquency.

               (b) There shall occur a breach or default in the performance of any obligation of Borrower contained in this Note or the Deed of Trust or any other agreement now or hereafter entered into by Borrower, on the one hand, and the Company, on the other hand.

               (c) There shall occur a breach or default in the performance of any obligation of Borrower in any other deed of trust or other security instrument (whether superior or subordinate in rights to the Deed of Trust) now or hereafter encumbering the Property.

               (d) Borrower shall sell, convey, encumber, grant any lien upon, or otherwise alienate the Property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Lender being first had and obtained.

               (e)  Borrower (i) admits in writing his inability to pay debts,
(ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effects a plan or other arrangement with creditors, liquidates his assets under arrangement with creditors, or liquidates his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permits the

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appointment of a receiver or trustee or custodian for any of his property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

               (f) The occurrence of the third (3rd) anniversary of the date of this Note.

               (g) The occurrence of the ninetieth (90th) day following the termination by Employee of his employment with Lender for Cause. For the purposes of this Note, "Cause" shall mean(i) Employee's conviction by, or entry of a plea of guilty or nolo contendere in, a court of competent and final, jurisdiction for any intentional crime which constitutes a felony in the jurisdiction involved; or (ii) Employee's conviction of an act of fraud or misappropriation of material property, subsequent to the date hereof, upon the Company, or any of its respective affiliates.

               (h) The occurrence of the one hundred eightieth (180th) day following the termination by Employee of his employment to Lender without Cause.

               (i) Any representation of Borrower contained herein or in any certificate or agreement entered into between Borrower for the benefit of Lender in connection herewith shall prove to be false or misleading in any material respect.

               (j) The Deed of Trust is not recorded against the Property within sixty (90) days after the closing of the purchase by Borrower of the Property or at any time ceases to be a valid first lien on the Property.

               (k) Borrower has failed to deliver to Lender, within sixty (90) days after the closing of the purchase by Borrower of the Property a copy of a U.S. FIRPTA certificate, and the state equivalent certificate, executed by seller of the Property, acceptable to Lender and providing that no withholding of any portion of the purchase prices must be withheld.

               (l) Any lien or other monetary encumbrance is imposed against the Property; provided, however, that in the event that a lien or monetary encumbrance is imposed against the Property without the consent of any Borrower, a Maturity Event shall not occur until the lien or other monetary encumbrance is imposed against the Property for a period of at least thirty (30) days.

               (m)  One (1) year following the death of the Employee.

               (n) Borrower defaults in his obligation to pay any sum or to perform any obligation, which is secured by a deed of trust, mortgage, lien, or other encumbrance on the Property (other than the Deed of Trust).

               (o) Borrower shall sell, convey, encumber, grant any lien upon, or otherwise alienate the property located at, and commonly known as, 25 Glezen Lane, Wayland, Massachusetts (the "Massachusetts Property"), or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, provided that the entire principal balance shall not be due if Borrower sells the Massachusetts Property with Lender's

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consent, not to be unreasonably withheld, and one hundred percent (100%) of the net proceeds of such sale are concurrently paid to Lender to reduce the outstanding principal balance of the Note.

     4.   Late Charge: Because the actual damage to Lender resulting from
          -----------
any default by Borrower in the payment of any installment of principal when due is impractical and extremely difficult to ascertain, in addition to its other rights and remedies, Lender shall be entitled to recover six percent (1%) of the amount of any such delinquent installment as liquidated damages, if Borrower fails to pay any installment within ten (10) days after Borrower receives written notice from Lender of the amount due and owing.

     5.   Borrower's Representations: Borrower hereby makes the following
          --------------------------
representations to the Lender and acknowledges that Lender is relying on such representations in making the loan:

               (a) Borrower shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than the deed of trust in favor of Lender securing this Note;

               (b) The consent of no other person or entity is required to grant to Lender the security interest in the Property evidenced by the Deed of Trust.

               (c) There are no actions, proceedings, claims, or disputes pending or, to the Borrower's knowledge, threatened against or affecting the Borrower, the Property or the Massachusetts Property.

               (d) Borrower has delivered to Lender true, correct and complete copies of all Loan Documents.

               (e) Borrower shall use the proceeds of this indebtedness solely for the purpose of purchasing the Property

               (f) Borrower understands that both the proceeds of this indebtedness and this Note are not transferable by Borrower and are conditioned on the future performance of substantial services by the Employee.

               (g) The proceeds of this indebtedness shall be used only to purchase a principal residence of Borrower being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986.

               (h) The Massachusetts Property shall not be converted to business or investment use.

     6.   Borrower's Additional Obligations: Borrower shall take any and all
          ---------------------------------
further actions that may from time to time be required to ensure that the Deed of Trust creates a valid first priority lien on the Property in favor of the Lender as security for the Note. Borrower shall not further encumber the Property or permit any lien to encumber the Property. Upon request by Lender, but not more frequently than once during any calendar year, Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Property; (ii) the

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consent of no other person or entity is required to grant a first priority security interest in the Property to the Company; (iii) the Deed of Trust is a first priority security interest in the Property, and (iv) there are no other deeds of trust, mortgages or encumbrances against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid first-priority lien on the Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of the Deed of Trust to be a valid first lien against the Property shall be deemed a Maturity Event as aforesaid.

     7.   Notice: This Note is subject to Section 2924(i) and 2966 of the
          ------
California Civil Code which provides that the holder of this Note shall give written notice to Borrower or his successors-in-interest, of prescribed information (as set forth in said Civil Code Sections) at least ninety (90) days and not more than one hundred and fifty (150) days before any Balloon Payment is due.

     8.   Attorneys' Fees: In the event of Borrower's default hereunder,
          ---------------
Borrower shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

     9.   Notices, Addresses and Methods: All notices and other communications
          ------------------------------
required or permitted hereunder shall be in writing and may be given by (a) personal delivery, (b) certified mail, postage prepaid, return-receipt requested, (c) courier service, fully prepaid for next business day delivery, or
(d) facsimile. Any such notice shall be properly addressed Lender at 18880 Homestead Road, Cupertino, CA 95014 or to Borrower at 27240 Natoma, Los Altos Hills CA and shall be deemed to have been given (i) if personally delivered, when delivered, (ii) if by certified mail, return-receipt requested, when delivered or refused, (iii) if by courier service, on the next business day following deposit, cost prepaid, with Federal Express or similar private carrier, or (iv) if by facsimile, instantaneously upon confirmation of receipt of facsimile. The Company or Borrower may change its address by giving notice of the same in accordance with this paragraph. The term "business day" shall mean a day on which national banks are open for business in San Francisco, California.

     10.  Waiver: The waiver by Lender of any breach of or default under any
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term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

     11.  No Usury: Borrower hereby represents and warrants that at no time
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shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in
Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by

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law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     12. Prepayment: Borrower may prepay all or any portion of this Note at any
         ----------
time prior to the Maturity Date, with no premium or penalty.

     13. No Covenant for Employment or Advances: Employee understands and
         --------------------------------------
acknowledges that this Note and the underlying indebtedness do not modify Employee's at-will status at the Company and do not constitute an employment agreement or a promise by the Company to continue Employee's employment. Either the Company or Employee may terminate such employment relationship at any time, with or without Cause.

     14. General Provisions: This Note shall be governed by and construed in
         ------------------
accordance with the laws of the State of California. The makers of this Note hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law. Time is of the essence of this Note, the Deed of Trust and any other document executed by Borrower in connection therewith. Liability hereunder shall be joint and several both between Borrower and among all other persons and entities now or hereafter liable for all or any part of the Loan.

     15.  Acknowledgement by Borrower: THIS NOTE, THE LOAN AGREEMENT, THE DEED
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OF TRUST, AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY
DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO,
WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS
DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED AGREEMENTS AND DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY OR ENTERED INTO IN CONNECTION WITH THIS NOTE.

                           [Signatures on next page]

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     IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

     /s/ David H. Bernstein
     ----------------------
     DAVID H. BERNSTEIN

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